Exhibit 99.1

QUARTERLY REPORT FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005 FOR GLOBAL CROSSING (UK)
TELECOMMUNICATIONS LIMITED (“GCUK”)

Incorporated by reference to Exhibit 99.1 to GCUK’s Report of Foreign Private Issuer on Form 6-K dated November 16, 2005.